Exhibit 99.1

Tanger Closes on $400 Million 2.75% Senior Notes Due 2031

Announces $350 Million Redemption of Senior Notes due 2023 and 2024

Extends Average Term to Maturity and Reduces Average Interest Rate

GREENSBORO, N.C., August 10, 2021/PRNewswire/ — Tanger Factory Outlet Centers, Inc. (NYSE: SKT), a leading operator of upscale open-air outlet centers, announced today that its operating partnership, Tanger Properties Limited Partnership, has completed a public offering of $400 million aggregate principal amount of 2.75% senior notes due 2031 (the “notes”) in an underwritten public offering through Wells Fargo Securities, Truist Securities and US Bancorp as joint book-running managers. The notes were priced at 98.552% of the principal amount to yield 2.917% to maturity. The notes will pay interest semi-annually at a rate of 2.75% per annum and mature on September 1, 2031.

The estimated net proceeds from the offering, after deducting the underwriting discount and offering expenses, were approximately $390.7 million. Tanger intends to use the net proceeds from the sale of the notes to redeem all of its 3.875% senior notes due 2023, $100.0 million in aggregate principal amount outstanding, and all of its 3.75% senior notes due 2024, $250 million in aggregate principal outstanding and the remaining proceeds for general corporate purposes. Tanger Properties Limited Partnership, the Company’s operating partnership, has issued redemption notices for both series of senior notes, which are currently redeemable at par plus a “make-whole” premium, the current combined estimate of which is approximately $32.4 million. The redemption of the senior notes due 2023 is expected to occur on September 6, 2021. The redemption of the senior notes due 2024 is expected to occur on September 9, 2021.

The offering was made only by means of a prospectus and related prospectus supplement, a copy of which may be obtained by contacting:

•	Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, email: wfscustomerservice@wellsfargo.com, or by calling toll-free (800) 645-3751;

•	Truist Securities, Inc., Attention: Prospectus Department, 303 Peachtree Street, Atlanta, GA 30308, email: TSIdocs@Truist.com, or by calling toll-free (800) 685-4786; or

•	U.S. Bancorp Investments, Inc., 214 North Tryon Street, 26th floor, Charlotte, NC 28202, or by calling toll-free (877) 558-2607.

An effective shelf registration statement is on file with the Securities and Exchange Commission (“SEC”), and a copy of the prospectus and related prospectus supplement also will be available on the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

These transactions are expected to extend the weighted average term to maturity and reduce the weighted average effective interest rate for the Company’s consolidated debt to 6.1 years and 3.0% from 4.2 years and 3.3%, respectively, as of June 30, 2021. Tanger expects to take a charge in the third quarter of 2021 currently estimated to be approximately $34.4 million, or $0.32 per share, including an approximately $32.4 million make-whole premium to be paid for the early redemption of the notes and $2.0 million in unamortized debt discount and loan costs. For 2021, the Company currently expects the transactions to have a net dilutive impact of approximately $0.32 per share on net income and FFO and be approximately neutral to Core FFO per share, as the charge will impact the Company’s net income and FFO, but will have no impact on its Core FFO. On an annualized basis and excluding the aforementioned charge, the impact is expected to be $0.01 accretive to net income, FFO and Core FFO.

FFO, Core FFO and Adjusted EBITDA are widely accepted supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies.

About Tanger Factory Outlet Centers, Inc.

Tanger Factory Outlet Centers, Inc. (NYSE: SKT) is a leading operator of upscale open-air outlet centers that owns, or has an ownership interest in, a portfolio of 36 centers. Tanger’s operating properties are located in 20 states and in Canada, totaling approximately 13.6 million square feet, leased to over 2,500 stores operated by more than 500 different brand name companies. The Company has more than 40 years of experience in the outlet industry and is a publicly-traded REIT. For more information on Tanger Outlet Centers, call 1-800-4TANGER or visit the Company’s website at www.tangeroutlets.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, impacts and timing of the debt reduction measures, our long-term growth, estimates of the impact on future net income, FFO and Core FFO from our expected charges, as well as other statements regarding plans, estimates, expectations, intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts.

Such forward-looking statements are subject to certain risks, uncertainties, and typically can be identified by the use of words such as “will,” “expect,” “estimate,” “anticipate,” “intend,” “forecast,” “plan,” “believe” and similar terms. Although Tanger believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others: the expected impact of the novel coronavirus (“COVID-19”) pandemic on Tanger’s (the Company’s) business, financial results and financial condition; Tanger’s inability to develop new outlet centers or expand existing outlet centers successfully; risks related to the economic performance and market value of its outlet centers; the relative illiquidity of real property investments; impairment charges affecting its properties; Tanger’s dispositions of assets may not achieve anticipated results; competition for the acquisition and development of outlet centers, and the Company’s inability to complete outlet centers it has identified; environmental regulations affecting Tanger’s business; risk associated with a possible terrorist activity or other acts or threats of violence and threats to public safety; the Company’s dependence on rental income from real property; Tanger’s dependence on the results of operations of its retailers; the fact certain of our lease agreements include co-tenancy and/or sales-based provisions that may allow a tenant to pay reduced rent and/or terminate a lease prior to its natural expiration; the fact that certain of Tanger’s properties are subject to ownership interests held by third parties, whose interests may conflict with the Company’s interests; risks associated with climate change; risks related to uninsured losses; risks related to changes in consumer spending habits; risks associated with Tanger’s Canadian investments; risks associated with attracting and retaining key personnel; risks associated with debt financing; risk associated with the Operating Partnership’s guarantees of debt for, or other support it may provide to, joint venture properties; uncertainty relating to the phasing out of the London Interbank Offered Rate; the effectiveness of Tanger’s interest rate hedging arrangements; Tanger’s potential failure to qualify as a REIT; the Company’s legal obligation to make distributions to its shareholders; legislative or regulatory actions that could adversely affect the Company’s shareholders; Tanger’s dependence on distributions from the Operating Partnership to meet Tanger’s financial obligations, including dividends; the risk of a cyber-attack or an act of cyber-terrorism; and additional factors which may cause actual results to differ materially from current expectations including, but not limited to, those set forth in the section entitled “Business” in Tanger’s Annual Report on Form 10-K for the year ended December 31, 2020, including the subheadings entitled “Recent Developments,” “The Outlet Concept,” “Our Outlet Centers,” “Business Strategy,” “Growth Strategy,” “Operating Strategy,” “Capital Strategy” and “Competition,” and the section titled “Risk Factors” in Tanger’s Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date made. Except as required by law, Tanger undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:	Cyndi Holt
SVP, Finance & Investor Relations
336-509-4839 (mobile)
cyndi.holt@tangeroutlets.com